JPMORGAN CHASE BANK GLOBAL CUSTODY AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

     THIS  AMENDMENT,  dated July 17, 2003,  amends the Schedule A of the Global
Custody Agreement,  dated May 1, 1996 as amended on July 1, 2001  ("Agreement"),
between  those  registered   investment  companies  to  the  Agreement  (each  a
"Customer"),  having a place of business at 2005 Market Street, Philadelphia, PA
19103, and JPMorgan Chase Bank ("Bank"),  having a place of business at 270 Park
Ave., New York, N.Y. 10017-2070.
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DELAWARE GROUP ADVISER FUNDS                        DELAWARE GROUP FOUNDATION FUNDS
Delaware Diversified Income Fund                    Delaware Balanced Allocation Portfolio
Delaware U.S. Growth Fund                           Delaware Growth Allocation Portfolio
                                                    Delaware Income Allocation Portfolio
DELAWARE GROUP CASH RESERVE                         Delaware S&P 500 Index Fund
Delaware Cash Reserve Fund
                                                    DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP EQUITY FUNDS I                       Delaware Emerging Markets Fund
Delaware Balanced Fund                              Delaware International Small Cap Value Fund
Delaware Devon Fund                                 Delaware International Value Equity Fund

DELAWARE GROUP EQUITY FUNDS II                      DELAWARE GROUP GOVERNMENT FUND
Delaware Decatur Equity Income Fund                 Delaware American Government Bond Fund
Delaware Diversified Value Fund
Delaware Growth and Income Fund                     DELAWARE GROUP INCOME FUNDS
Delaware Social Awareness Fund                      Delaware Corporate Bond Fund
                                                    Delaware Delchester Fund
DELAWARE GROUP EQUITY FUNDS III                     Delaware Extended Duration Bond Fund
Delaware American Services Fund                     Delaware High-Yield Opportunities Fund
Delaware Focused Growth Fund                        Delaware Strategic Income Fund
Delaware Focused Value Fund
Delaware Technology and Innovation Fund             DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Trend Fund                                 Delaware Limited-Term Government Fund

DELAWARE GROUP EQUITY FUNDS IV                      DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Diversified Growth Fund                    Delaware Tax-Free Pennsylvania Fund
Delaware Growth Opportunities Fund
                                                    DELAWARE GROUP TAX-FREE FUND
DELAWARE GROUP EQUITY FUNDS V                       Delaware Tax-Free Insured Fund
Delaware Retirement Income Fund                     Delaware Tax-Free USA Fund
Delaware Small Cap Contrarian Fund                  Delaware Tax-Free USA Intermediate Fund
Delaware Small Cap Value Fund
                                                    DELAWARE GROUP TAX-FREE MONEY FUND
                                                    Delaware Tax-Free Money Fund

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DELAWARE POOLED TRUST                               DELAWARE VIP TRUST
The All-Cap Growth Equity Portfolio                 Delaware VIP Balanced Series
The Core Fixed Income Portfolio(1)                  Delaware VIP Capital Reserves Series
The Core Plus Fixed Income Portfolio                Delaware VIP Cash Reserve Series
The Emerging Markets Portfolio                      Delaware VIP Emerging Markets Series
The Global Equity Portfolio                         Delaware VIP Global Bond Series
The Global Fixed Income Portfolio                   Delaware VIP Large Cap Value Series
The High-Yield Bond Portfolio                       Delaware VIP Growth Opportunities Series
The Intermediate Fixed Income Portfolio             Delaware VIP High Yield Series
The International Equity Portfolio                  Delaware VIP International Value Equity Series
The International Fixed Income Portfolio            Delaware VIP REIT Series
The International Large-Cap Equity Portfolio        Delaware VIP Select Growth Series
The International Small-Cap Portfolio               Delaware VIP Small Cap Value Series
The Labor Select International Equity Portfolio     Delaware VIP Social Awareness Series
The Large-Cap Growth Equity Portfolio               Delaware VIP Trend Series
The Large-Cap Value Equity Portfolio                Delaware VIP U.S. Growth Series
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio          OPTIMUM FUND TRUST
The Real Estate Investment Trust Portfolio II       Optimum Fixed Income Fund
The Small-Cap Growth Equity Portfolio               Optimum International Fund
The Small-Cap Value Equity Portfolio                Optimum Large Cap Growth Fund
                                                    Optimum Large Cap Value Fund
DELAWARE INVESTMENTS DIVIDEND AND INCOME            Optimum Small Cap Growth Fund
FUND, INC.                                          Optimum Small Cap Value Fund

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND
INCOME FUND, INC.
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(1) THE CORE FIXED INCOME  PORTFOLIO OF DELAWARE POOLED TRUST WILL BE LIQUIDATED
ON OR ABOUT THE END OF JULY 2003.


AGREED AND ACCEPTED:

CUSTOMER                                           JPMORGAN CHASE BANK


By:     Michael P. Bishof                          By:    Rosemary M. Stidmon
        ----------------------                            ----------------------
Name:   Michael P. Bishof                          Name:  Rosemary M. Stidmon
Title:  Senior Vice President/Treasurer            Title: Vice President